SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): May 12, 2003
                                                           ------------



                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)



        Delaware                    0-18277                     04-2742817
-------------------            -------------------------     ----------------
(State or other jurisdiction   (Commission file number)     (IRS employer
of incorporation)                                            identification no.)




                 25 Frontage Road, Andover, Massachusetts 01810
               (Address of principal executive offices) (Zip Code)



                                 (978) 470-2900
              (Registrant's telephone number, including area code)

                                       N/A
   (Former name, former address and former fiscal year, if changed since last report)



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Item 7.  Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

Exhibit
Number   Title

99.1              Vicor Corporation's press release dated May 12, 2003.

Item 9.  Regulation FD Disclosure.

On May 12, 2003, Vicor Corporation (the "Company") issued a press release introducing the first family of products based on its new V I Chip Factorized Power Architecture (FPA). The full text of that press release is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

The Company is furnishing the information included as Exhibit 99.1 to this report pursuant to Regulation FD. This information is being furnished pursuant to Item 9 of this Current Report on Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VICOR CORPORATION


Dated: May 12, 2003              By:  /s/ Mark A. Glazer
                                     -------------------
                                 Name:  Mark A. Glazer
                                Title:  Chief Financial Officer



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


                                  EXHIBIT INDEX



Exhibit
Number   Title

99.1                 Vicor Corporation's press release dated May 12, 2003.



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